SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27,
1997

                   VIDEOLAN TECHNOLOGIES, INC.
        (Exact name of registrant as specified in charter)


Delaware                 000-26302                611283466
(State or other     (Commission File Number)     (IRS Employer
jurisdiction or                                   Identification
incorporation)                                    No.)


11403 Bluegrass Parkway, Suite 400
Louisville, Kentucky                                  40299
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: 502) 266-0099

                          Not Applicable
                  (Former name or former address
                  if changed since last report.)

             INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

     Exhibit 3.1, 4.1 -- Certificate of Incorporation, incorporated by reference as an exhibit to the Registration Statement on Form SB-2, as amended, filed by the Company (File No. 32-93086).

     Exhibit 3.2, 4.2 -- Certificate of Amendment to Certificate of Incorporation, incorporated by reference as an exhibit to the 1996 Annual Report on Form 10-KSB (File
          No. 0-26302 ).

     Exhibit 3.3, 4.3 -- Bylaws of the Company, incorporated by reference as an exhibit to the Registration Statement on Form 8-A dated January 29, 1997 (File No. 0-26302).

     Exhibit 4.4 -- Form of 8% Convertible Debenture due December
          31, 1998 (the "Debenture").


Item 9.   Sale of Debentures Pursuant to Regulation S.

     (a) Securities Sold. On October 27, 1997 the Registrant issued a $200,000.00 8% Convertible Debenture due
          December 31, 1998.

     (b) Underwriters and Other Purchasers. The Registrant did not engage an underwriter in connection the issuance of the Debentures. The Debentures were purchased by non-U.S. Persons (as such term is defined in Regulation S ("Regulation S") under the Securities Act of 1933, as amended ("Securities Act")). The purchasers are "accredited investors" as defined in Rule 501(a) in Regulation D under the Securities Act.

     (c) Consideration. The Registrant issued the Debenture for cash consideration. The Registrant is obligated to pay
          Michael Heitz a consulting fee in the aggregate amount of $4,000.

     (d) Exemption from Registration Claimed. The Debentures were issued in accordance with the provisions of Regulation S in an Offshore Transaction to a non-U.S.
          Person.

     (e)  Terms of Conversion or Exercise.

          The terms of the Debenture provide for interest on the Debenture at the rate of Eight percent (8.0%) per year payable until the Debenture has been converted. Purchaser, at its option, may convert all the principal amount of the Debenture, plus accrued interest, provided the principal amount is at least $10,000, into Common Stock at any time after November 8, 1997, at a conversion price for each share of Common Stock equal to eighty percent 80% of the Closing Bid Price (as that term is defined below) for the five trading days immediately preceding (i) the date of issuance of the Debenture or (ii) the date of conversion of the Debenture. The term "Closing Bid Price" shall mean the closing bid price of the Company's Common Stock as reported by NASDAQ (or, if not reported by NASDAQ, as reported by such other exchange or market where traded).

          The discussion at this Item 701(e) is qualified in its entirety by reference to the Debenture attached to this Form 8-K as an exhibit.




                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         VIDEOLAN TECHNOLOGIES, INC.


                         By:/s/ Steven B. Rothenberg
                              Steven B. Rothenberg
                              Executive Vice President,
                              Treasurer And Chief Financial
                              Officer

                         Date: November 24, 1997